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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2003

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                                NetRatings, Inc.
             (Exact name of registrant as specified in its charter)


   Delaware                        0-27907                      77-0461990
(State or other            (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)

         890 Hillview Court, Suite 300                   95035
                Milpitas, California                   (Zip Code)
     (Address of principal executive offices)

                                 (408) 941-2900
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

EXHIBIT          DESCRIPTION
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99.1             Press Release of NetRatings, Inc., dated November 5, 2003.


Item 12. Results of Operations and Financial Condition.

     On November 5, 2003, NetRatings, Inc. ("NetRatings" or the "Company") issued a press release, which is attached hereto as Exhibit 99.1, announcing its financial results for the fiscal quarter ended September 30, 2003. In addition, in such press release NetRatings announced its revenues and earnings guidance for the fiscal quarter ending December 31, 2003, and based on such guidance, its revenues and earnings guidance for the fiscal year ending December 31, 2003. To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles, the Company has used non-GAAP financial measures in the press release. The non-GAAP financial measures included in the press release have been reconciled to the comparable GAAP financial measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NETRATINGS, INC.

Date:  November 5, 2003                    By: /s/ William Pulver
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                                           William Pulver
                                           President and Chief Executive Officer

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                                 EXHIBIT INDEX
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EXHIBIT          DESCRIPTION
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99.1             Press Release of NetRatings, Inc., dated November 5, 2003.

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